UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 5, 2020
Date of Report (date of earliest event reported)
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TransEnterix, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	0-19437 (Commission File Number)	11-2962080 (I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices)

919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	TRXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition

On November 5, 2020, TransEnterix, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the third quarter ended September 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.

Also on November 5, 2020, following the issuance of the press release referred to above, the Company conducted a conference call to discuss the reported operating and financial results for the third quarter ended September 30, 2020. The Company had issued a press release on October 26, 2020 to announce the scheduling of the conference call. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2.

The information included herein and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated November 5, 2020

99.2	November 5, 2020 conference call transcript

104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSENTERIX, INC.

Date: November 9, 2020	/s/ Shameze Rampertab
Shameze Rampertab
Executive Vice President and Chief Financial Officer

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